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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549




                                       FORM 8-K



                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



Date of Report                                              January 12, 1998
Date of earliest event reported                             January 8, 1998




                          CORNERSTONE PROPANE PARTNERS, L.P.
                  (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-12499                  77-0439862
(State or other jurisdiction    Commission File Number       (IRS Employer
of incorporation)                                            Identification No.)


          432 Westridge Drive
          Watsonville, CA                            95076
(Address of principal executive offices)           (Zip Code)


                                    (408) 724-1921
                 (Registrant's telephone number, including area code)

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Item 5.   Other Events.

          On January 8, 1998, Cornerstone Propane Partners, L.P., a Delaware limited partnership (the "registrant" or the "Partnership") agreed to sell 1,750,000 common units representing limited partner interests in the Partnership (the "Common Units"), pursuant to an Underwriting Agreement dated January 8, 1998, among the Partnership, Cornerstone Propane, L.P., Cornerstone Propane GP, Inc. and the underwriters listed on Schedule I thereto (the "Underwriting Agreement"). The Common Units are registered under the Securities Act of 1933, as amended (Registration Statement No. 333-34581).

          The Underwriting Agreement is filed herewith as an Exhibit and is hereby incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          The following exhibits are filed herewith:



Exhibit
Number    Description
-------   ----------------------------------------------------------------------
1.1 Underwriting Agreement, dated January 8, 1998, among Cornerstone Propane Partners, L.P., Cornerstone Propane, L.P., Cornerstone Propane GP, Inc. and the underwriters listed on Schedule I thereto.


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CORNERSTONE PROPANE PARTNERS, L.P.
                              (Registrant)


                              By:    Cornerstone Propane GP, Inc.,
                                     Managing General Partner

                              By:    /s/ Ronald J. Goedde
                                     --------------------------------
                              Name:  Ronald J. Goedde

                              Title: Executive Vice President,
                                     Chief Financial Officer
                                     and Treasurer

Date:     January 12, 1998


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                                    EXHIBIT INDEX


Exhibit
Number    Description
-------   ----------------------------------------------------------------------

1.1 Underwriting Agreement, dated January 8, 1998, among Cornerstone Propane Partners, L.P., Cornerstone Propane, L.P., Cornerstone Propane GP, Inc. and the underwriters listed on Schedule I thereto.